UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

PACIFIC CREST CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	95-4437818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 0-22732

30343 Canwood Street Agoura Hills, California 91301
(Address of principal executive offices and zip code)

(818) 865-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                      Other Events.

On February 6, 2004, Pacific Capital Bancorp and Pacific Crest Capital, Inc. issued a joint press release announcing that the stockholders of Pacific Crest Capital had approved the acquisition of Pacific Crest Capital by Pacific Capital Bancorp at a special stockholders meeting held on February 6, 2004. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.       Financial Statements And Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

Exhibit No.	Description
99.1	Joint press release, dated February 6, 2004, titled “Pacific Crest Capital, Inc. Shareholders Approve Acquisition By Pacific Capital Bancorp.”
99.2	Press release of Pacific Crest Capital, Inc., dated February 9, 2004, announcing earnings for the fourth quarter ended December 31, 2003 and the year ended December 31, 2003.

Item 12.              Results of Operations and Financial Condition.

On February 9, 2004, Pacific Crest Capital announced its earnings for the fourth quarter ended December 31, 2003 and the year ended December 31, 2003.

Pacific Crest Capital’s press release announcing earnings for the fourth quarter ended December 31, 2003 and the year ended December 31, 2003 is attached as Exhibit 99.2 hereto.

The information in Item 12 of this Form 8-K and Exhibit 99.2 attached hereto is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Crest Capital, Inc.
(Registrant)

Date: February 9, 2004	By:	/s/ ROBERT J. DENNEN

Robert J. Dennen
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release, dated February 6, 2004, titled “Pacific Crest Capital, Inc. Shareholders Approve Acquisition By Pacific Capital Bancorp.”
99.2	Press release of Pacific Crest Capital, Inc., dated February 9, 2004, announcing earnings for the fourth quarter ended December 31, 2003 and the year ended December 31, 2003.